PROSPECTUS SUPPLEMENT DATED DECEMBER 16, 1998
                     (TO PROSPECTUS DATED JANUARY 30, 1998)

                   MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                   Auction Market Preferred Stock ["AMPS(R)"]
                                    Series A
                    Liquidation Preference $25,000 Per Share

Number of Shares Sold:  400
Date of Original Issue:  December 17, 1998
Applicable Rate for Dividend Period:  3.52%
Dividend Payment Date:  December 24, 1998

         After the issuance of the 400 shares of Series A AMPS, the Fund will have 2,320 shares of Series A AMPS outstanding with an aggregate liquidation preference of $58,000,000.

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(R) Registered trademark of Merrill Lynch & Co., Inc.